The Masters' Select Funds

Semiannual Report





Masters' Select Equity Fund
Masters' Select International Fund
June 30, 1998





LITMAN/GREGORY FUND ADVISORS, LLC
---------------------------------

                                                               Service Directory

                                                                Fund Information
                                 To request a prospectus,  financial report, IRA
                                application or information, call 1-800-656-8864,
                                              24 hours a day, seven days a week.

                                                  Existing Shareholder Inquiries
                              To request action on your existing account contact
                                     the transfer agent, NFDS, at 1-800-960-0188
                                       from 9:00 a.m. to 6:00 p.m. Eastern time,
                                                          Monday through Friday.

                                                         Mail correspondence to:
                                                           Masters' Select Funds
                                                                        c/o NFDS
                                                                 P.O. Box 419922
                                                      Kansas City, MO 94141-6922

                                                              Overnight address:
                                                           Masters' Select Funds
                                                                        c/o NFDS
                                                               330 W. 9th Street
                                                           Kansas City, MO 64105
                                                                  1-816-843-8468

                                                   24-Hour Automated Information
                                                                  1-800-960-0188
                                For automated reporting of daily prices, account
                         balances and transaction activity call  1-800-960-0188,
                                24-hours a day,  seven days a week.  Please have
                                 your Fund number (see below) and account number
                                    ready to access your investment information.

                                                Published Daily Price Quotations
                            Daily  net  asset  value per  share of each  Fund is
                              reported in mutual fund quotations tables of major
                                    newspapers in alphabetical order as follows:

                                                      Transfer Agent
               Abbreviation      Symbol     Cusip       Fund Number
               ----------------------------------------------------
               MstrSeltEq        MSEFX    576417109        305
               MstrSeltInt       MSILX    576417208        306

Contents

Letter to Shareholders ....................................................    2

Portfolio Fit .............................................................    3

The Masters' Select Concept ...............................................    3

Masters' Select Equity Fund Review ........................................    4

Master Profile: Mason Hawkins .............................................    7

Equity Fund Stock Highlights ..............................................    9

Equity Fund Portfolio Summary .............................................   12

Masters' Select International Fund Review .................................   15

Interview: Helen Young Hayes ..............................................   17

International Fund Stock Highlights .......................................   20

International Fund Portfolio Summary ......................................   23

Statements of Assets and Liabilities ......................................   26

Statements of Operations ..................................................   27

Statements of Changes in Net Assets .......................................   28

Financial Highlights ......................................................   30

Notes to Financial Statements .............................................   31

Dear Fellow Shareholder:
 ...............

The beat rolled on during the first six months of 1998 as the U.S. and European stock markets continued their surges. Stocks in other parts of the world retreated. In the United States, the stocks of larger companies continued to deliver much higher returns than those of smaller companies. Both Masters' Select Funds participated in the good times. For a detailed update on each Fund, see pages 4 and 15 for Masters' Select Equity Fund and Masters' Select International Fund, respectively.

Both Funds were the subject of positive exposure in the financial media. Of particular note, Masters' Select Equity Fund was selected by Money magazine (6/98) as one of the Money 100, the periodical's list of its favorite 100 funds. This list was culled from a larger universe of 1,600 funds. Masters' Select Equity was also one of 11 out of the group that was profiled at length by Money.

The asset base of both Funds grew substantially during the first half of 1998. As of this writing, Masters' Select Equity's total assets have grown to $433 million. For some time we have publicly indicated that we expect to close the Fund at between $500 million and $750 million in assets. With assets now approaching $500 million, we do not expect to close the Fund at the low end of the range. Over the next few months, however, we will determine and inform you of the asset level at which the Fund will close. Whether the closing will happen quickly we have no way of knowing, but we will make an announcement in plenty of time for investors to get into the Fund. After the Fund closes, existing shareholders will still be able to add to their accounts; but we are committed to performance, so if heavy cash inflows jeopardize the managers' ability to execute the "Select" concept, we will consider temporarily closing the Fund to new investment from existing shareholders.

Masters' Select International Fund has also experienced healthy cash inflows and, as of this writing, total assets are at $110 million. This Fund will also ultimately close, but probably not in the next year.

Asset growth has continued to drive down expenses. It is likely we will see a reduction in the expense ratio for Masters' Select Equity this year (compared with 1997). And Masters' Select International's expenses are accruing at a level significantly below our expense cap. As mentioned in the 1997 Annual Report, as of April 1 we voluntarily reduced the International Fund's investment management fee by 10 basis points (0.10%), effectively reducing the management fee to a flat 1%.

We appreciate the confidence and trust that your investment in the Masters' Select Funds represents. Along with our "Master" managers, we are totally committed to making this a successful venture for all shareholders.




Ken Gregory
President, Litman/Gregory Fund Advisors

Portfolio Fit
 ...............

As with all equity funds, Masters' Select Equity and Masters' Select International are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the Fund's net asset values decline. Within that context, we created the Funds to be used as core equity and core international fund holdings. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to that of their overall benchmarks. At the same time, we wanted enough exposure to small-caps and growth stocks to attempt to deliver good performance in a bull market. In the end, the focus on the highest-conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the Funds ideal core equity and core international fund holdings.

The Masters' Select
Concept
 ...............

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded managers and also serve as core equity fund holdings for almost any long-term investor seeking domestic or international stock market exposure. To meet this objective, we designed the Funds with both risk and return in mind, placing particular emphasis on the following factors.

1 First, only investment managers we believe to have exceptional long-term performance in their respective specialties were chosen to manage each Fund's portfolio.
 ...............

2 Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock pickers have an unusually high conviction level in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform over a market cycle.
 ...............

3 Third, even though each manager's portfolio is focused, the overall funds are well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect the Funds to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the Funds' structure and the managers' talent to get us there.

Masters' Select Equity Fund Review
 ...............

Masters' Select Equity Fund returned 14.1% during the first half of 1998. As we've mentioned in the past, there is no ideal short-term benchmark for the Masters' Select Equity Fund portfolio because of the Fund's diversification. Over the long term, we seek to outperform the Wilshire 5000 Index, which is representative of the performance of the entire U.S. stock market. It is a capitalization-weighted index, so larger companies have a proportionally larger weight. Thus the index is heavily influenced by the performance of the large-cap sector. Over the long term, we also seek to outperform the Lipper Growth Fund Index, a composite of large-cap-oriented U.S. stock funds. Over shorter time periods (five years or less), we measure our performance against a global equity index we have created. This index mirrors the asset class weights likely to persist in our Fund given our mandates to the portfolio managers. Though the weights will vary somewhat over time, we expect the following typical portfolio mix for Masters' Select Equity Fund:

o 70% mid- and large-cap U.S. stocks
o 20% small-cap U.S. stocks
o 10% foreign stocks

The chart below tracks the performance of your Fund for the six-month and 12-month periods ended June 30, 1998, and also since inception.

Average Annual Returns--For the period ended June 30, 1998

Six Months                    One Year            Since Inception (12/31/96)
14.10%                        27.77%                   29.50%

Masters' Select Equity Fund
15.48%                        28.88%                   31.98%

Wilshire 5000 Index
15.57%                        28.27%                   29.90%

Lipper Growth Fund Index
6.45%                         15.52%                   14.50%

Lipper Small Cap Fund Index
14.80%                        24.93%                   29.26%

Global Equity Index

Through the first six months of the year, we lagged the bigger-cap benchmarks because of our small-cap holdings and also because some of the Fund's foreign exposure was in the Pacific Rim. Since inception we have slightly lagged these same large-cap-oriented benchmarks. We have delivered a higher return than the Global Equity benchmark, however.

In past reports we have mentioned the cash drag we experienced in the Fund's first month (January 1997), when large cash inflows resulted in very sizable, atypical cash holdings. In our previous report, we tracked the Fund's performance since that first month. As the following chart shows, since the Fund's first month it has bested the Lipper Growth Fund Index and the Global Equity Index by a comfortable margin. The large-cap-driven Wilshire 5000 still edges out Masters' Select Equity, however.

Annual Returns--February 1, 1997, through June 30, 1998

Total Returns                                     Average Annual Return
43.17%                                                 28.83%

Masters' Select Equity Fund
43.91%                                                 29.30%

Wilshire 5000 Index
40.64%                                                 27.22%

Lipper Growth Fund Index
19.76%                                                 13.57%

Lipper Small Cap Fund Index
40.74%                                                 27.28%

Global Equity Index

To say that the first 18 months in the life of Masters' Select was an unusual period for the financial markets would be an understatement. Measured by the performance of the S&P 500 Index, large-cap U.S. stocks returned around 50% over this period. Neither the Lipper Small Cap Fund Index nor the Lipper International Fund Index returned half as much. Those with short memories might be tempted to extrapolate these performance relationships to eternity. But familiarity with financial market history teaches that runs like this don't last forever. For example, 15 years ago it was the small-cap sector that was just finishing up an incredibly dominating run. And 10 years ago, international stocks finished a five-year run during which they significantly out-performed other equity asset classes. Not surprisingly, the popularity of each equity asset class was far higher at the end of its run than at the beginning. That is certainly the case today with large-cap U.S. stocks.

Equity Asset Class Return Cycles

1995 through 1983             1984 through 1988        1994 through present

1,421.0%                            46.4%                    88.6%

Small Caps(1)
231.1%                              360.8%                   50.0%

Foreign Stocks(3)
172.8%                              203.4%                   169.2%

Large-Caps(3)


Global Equity Index

(1) Data for the period 1975 through 1983 is taken from the Stocks, Bonds, Bills and Inflation Yearbook published by Ibbotson Associates. Used with permission. (C)1998 Ibbostson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
     G. Ibbotson and Rex Sinquefield.] Later periods are based on the Russell 2000 Index.
(2) Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).
(3)  S&P 500 Index.

As of this writing, small-caps appear to be as undervalued as they were in late 1990. They followed with a strong three-year run. Moreover, over the next year small companies' earnings are forecasted to grow at twice the rate expected for the larger S&P 500 companies.* So there is reason to be optimistic about the potential for small-caps going forward. We are not overly bullish, however, despite fundamentals that look strong relative to large-caps. Over the short-term, we can't help but be cautious because of the overvaluation of the large-cap sector. This overvaluation

*Institutional Broker Estimate System (IBES), May 1998 may be fueling a feeling of acrophobia toward the stock market in general. When investors sense risk in the stock market, they usually fear the volatile small-cap sector. Still we suspect that small companies' fundamental appeal may be getting so strong relative to large companies' that they could at least keep pace, even in a nervous environment.

Does the overvaluation of the S&P 500 foreshadow a big market decline? With no reliable crystal ball, we are unable to answer this question with certainty. That said, our view is that the incredibly supportive low-inflation/interest rate environment leaves stocks as the only game in town for investors unwilling to accept 5% returns. So with the rate environment likely to remain friendly, we don't think a deep sustained bear market is likely. There is not much margin for error in the U.S. stock market, however, and this makes the risk of a short 10% to 20% correction higher than it would otherwise be. Our expectation for the next few years is a much more moderate return environment than we have seen over the short life of Masters' Select Equity Fund. Single-digit annualized returns for the S&P 500 would not surprise us.

Returns in international markets have been mixed this year. Europe is evolving through a period of historic change that is leading to a more competitive business environment. European stock markets have been surging, and though they now appear overvalued we believe there is much more positive change to come and that this will be the catalyst for further growth in stock prices. The Pacific Basin is clearly going through a difficult period that is likely to result in widespread recession. More than ever, patience and selective stock picking are required. Your Fund has a few select positions in these markets (total Asian exposure including Australia and New Zealand is approximately 8%). It is worth noting that some of your foreign exposure is in companies with a large U.S. presence, such as Seagram Company, Ltd., and News Corporation Limited. Combined, these two holdings make up close to one-third of the Fund's foreign holdings.

We've discussed the impact of equity asset classes because, over short and intermediate time periods, asset class performance will have a big impact on the Fund's returns. But the performance of our Fund is not dependent on the correctness of this asset class analysis. Over the long term, our Fund will excel or not on the basis of the stock-picking skills of its six managers. Given the group of managers and their focused approach, we believe that this is reason for optimism.

Master Profile:
Mason Hawkins

 ...............


Following is a profile of one of the "Master" managers who runs your Fund. It is an excerpt from the article originally entitled "What It Takes to Be a Guru" from the June 1995 issue of the No-Load Fund Analyst. Mason Hawkins manages approximately 20% of the Masters' Select Equity Fund.

Mason Hawkins was exposed to value investing early and often. His dad gave him The Intelligent Investor and Security Analysis when he was in high school; he read parts of Security Analysis twice as an undergraduate, twice in graduate school and twice again for the CFA program. This gave him the tools to determine corporate intrinsic worth and the principle of the margin of safety created by buying businesses at 50% of their value. After he graduated from college, he looked for a position with a value-oriented firm and ended up working for Cy Norman.

Hawkins has not deviated from the value investing tradition, but he doesn't just look for cheap stocks. Rather he looks for businesses in which he wants to be a partner. He emphatically states that he is not buying pieces of paper, but is becoming a business owner. His philosophy has not changed over time, but his years of investing have been a continuous learning process and what he calls "a very interesting journey." The 1973/74 market gave him an appreciation for how inefficient the market assessment of corporate value can be in the short run. Toward the end of that bear market, he was fully invested and very frustrated that there wasn't more cash to pick up the many opportunities.

Understanding his strengths and weaknesses has been critical to Hawkins's success. If he can't understand it, he can't value it. And if he can't value it, he can't buy it for $.50 on the $1.00. Hawkins also wants to be able to assess management, and if he can't explain the business, he can't determine the viability of their plans for the company. This hard-and-fast rule means Hawkins's universe does not include technology, biotechnology, metals, highly regulated businesses or highly capital-intensive businesses. At times this excludes pieces of the world that are doing really well, but Hawkins sticks to what he knows, follows his criteria carefully and uses common sense.

Hawkins says he also has an ability to look management in the eye, ask them how they are going to allocate capital, and make a "seat-of-the-pants" judgment call on their character and integrity. This is one area where experience has made him a lot better. "If you find the right business with the right people, you need only two or three businesses a year to be very successful." This is the reason Hawkins works so hard to understand and know the management of the companies he buys. Quality, not quantity, is the key to Hawkins's record, and he is confident enough in his ability to pick good businesses that he doesn't need to buy 100 of them just in case. Hawkins firmly believes that a concentrated portfolio increases the probability of success.

The business operations side of the equation has not been a problem for Hawkins. Growth has meant just "moving the decimal place." There have been no major employee changes over the past five years. Hawkins has minimal administrative duties and leaves the analysts free to analyze stocks. Hawkins remains deeply involved in stock picking, but his role has evolved to include what he calls cheerleading. He views his success as "our success" and says there is no pride of authorship.

The team's goal now is simply to perpetuate their record. That record, built on the foundation of Hawkins's obsessive drive for excellence and willingness to stick to his approach regardless of short-term market vicissitudes, is outstanding. Because of his concentrated portfolio, his numbers are occasionally out of sync with those of his peers, but long-term returns have smoked the competition.

Masters' Select Equity Fund Stock Highlights

 ...............
American Express, Shelby Davis
 ...............

American Express (AXP) remains one of our favorite holdings. This first-class company has one of the most powerful, attractive franchise and brand names in the world, a global presence with outstanding growth opportunities internationally, high returns on capital and strong free cash flow. Management has done an outstanding job of creating value for shareholders by reenergizing its core businesses and has used the company's free cash flow to aggressively repurchase shares. AXP has two wonderful core businesses, both of which are very well positioned for long-term growth. Travel-related services, which represent two-thirds of earnings, have attractive franchises in consumer and corporate charge and credit cards. The company's 42 million upscale consumer and business cardholders charge more than $200 billion annually on their cards, several times greater than the nearest competitor, generating very favorable returns for AXP. As economies expand around the world, consumer wealth and spending grows and cards are accepted at more merchant locations, AXP's card earnings should substantially increase over time. The second excellent business, American Express Financial Advisors (AEFA), consists of 9,000 financial planners who manage almost $200 billion for 2 million customers. As 75 million American baby boomers increasingly seek investment advice and save for their retirements, AEFA's broad product array, which includes mutual funds, annuities and life insurance products, positions the company for robust growth in assets under management and profits. At less than 20 times 1999 expected earnings and at a 15% discount to the market multiple, we find American Express to be a compelling value.

Edipresse, Jean Marie Eveillard
 ...............

Edipresse is a family-controlled publishing company with a virtual monopoly in the French-speaking part of Switzerland, where it publishes the top four dailies and two magazines. Over the past few years, the company has expanded its operations to Spain (where it acquired magazine publishing operations at very reasonable prices) as well as Portugal and Poland. The company's goal is to achieve a 50/50 sales split between Switzerland and other countries by the year 2000.

Near term, Edipresse should benefit from the recovering Swiss economy, which is finally showing signs of growth after seven years of stagnation. Higher advertising spending in the Swiss domestic market and continued strength in Spain and Portugal will ensure revenue growth this year. Due to the extremely conservative accounting principles used by the company, however, where significant development costs for new titles are expensed as incurred rather than capitalized, earnings are expected to decline in 1998 while new magazines are being launched. In essence, the very profitable Swiss business is financing the development of new ventures outside of Switzerland.

Because there is no earnings momentum, the stock is valued at a 25% to 30% discount to its European and American peers. This looks like a well-managed growth situation at a value price. The company also owns real estate properties and has valuable minority interests in a variety of unrelated businesses (movie theaters, kiosks) which are not reflected in the stock price. The real estate alone has an insurance value of $150 million, which compares with a market capitalization of $350 million for the entire company.

Jones Apparel Group, Foster Friess
 ...............

Jones Apparel Group, a New York-based manufacturer of moderate to upscale women's apparel, has surged 29.4% this year in your portfolio. Sales of its Lauren line of clothing has exceeded all Wall Street analysts' expectations. Sold through fine department store chains like Macy's, Bloomingdale's, Dillard's and May's, Jones Apparel Group has been well known for its career and casual lines of clothing with the Jones & Co, Jones New York and Evan-Picone labels.

Late in 1996 Jones signed an agreement with Polo Ralph Lauren to design and manufacture a better-priced line of clothing under the Lauren label. After some initial success in early 1997, sales accelerated late last year and culminated in December 1997 earnings results of 23(cent) vs. 15(cent), up 53%, and further growth in March 1998 of 37(cent) vs. 28(cent), up 32%. In May, Jones New York
(JNY) announced an expansion of the licensing agreement with Polo to create a new clothing line for 16 to 25 year olds called "Ralph by Ralph Lauren."

Despite the surge in JNY stock price, the stock still trades at only 20 times 1999 earnings per share (EPS) estimates of over $1.75 per share, with revenues in 1999 expected to approach almost $2 billion.

Host Marriott, Mason Hawkins
 ...............

Host Marriott is a lodging company owning arguably the finest collection of full-service hotels in the United States, the vast majority of which are located in supply-constrained urban and resort destinations. The company's full-service Marriott and Ritz-Carlton assets tend to be larger, difficult-to-build hotels with multiple demand generators. All of the properties historically have been affiliated with Marriott International brands. Host Marriott recently announced its intention to expand into non-Marriott full-service and luxury brands including Four Seasons, Hyatt and Swisshotel. In addition, Host Marriott is selectively developing new full-service properties and exploring four- and five-star acquisition opportunities in Asia.

The company has pursued a strategy of acquiring unique, strong brand-affiliated properties at substantial discounts to replacement costs in high barrier-to-entry submarkets. In addition, Host Marriott benefits from the Marriott International reservation system. Host's properties consistently have outperformed their peer group by approximately 33% on a per-room basis; and we believe that the company is well positioned to outperform the industry through all phases of the real estate cycle. Despite its higher-quality assets, stronger operating performance and attractive pipeline of acquisition and development opportunities, Host Marriott sells at a substantial discount to publicly traded competitors and our conservative appraisal of $30 per share.

WorldCom, Spiros Segalas
 ...............

Through a series of acquisitions, WorldCom (WCOM) has become the most formidable telecom service company in the world. Because it owns local facilities, WorldCom's customers can completely bypass the local phone monopolies by hooking up to its long-distance operations. This gives the company an enormous economic advantage and puts it in an enviable position to capitalize on continued telecom deregulation in both the United States and Europe. In addition, the WorldCom-MCI combination will derive nearly 30% of its revenues from the rapidly growing, high-margin data and Internet services, where it is the world's leading provider of such service. Even after the divestiture of MCI's Internet assets, required by regulators to approve the merger, WorldCom will still be the largest Internet backbone service company in the world through its Uunet Technologies unit. WorldCom, with the merger of MCI, also stands to reap significant savings in telecommunications costs, SG&A and capital expenditures.

We believe that WorldCom is a uniquely attractive stock at current levels of around $46. Over the next several years, revenues should grow in the high teens, and EPS significantly faster. We estimate earnings to grow from $0.90 per share this year to close to $3.00 in 2000. As one of the fastest-growing big-cap companies, WorldCom's stock should command a premium multiple and prove to be a highly rewarding investment.

ADAC Laboratories, Dick Weiss
 ...............

ADAC is the market leader in nuclear medicine imaging systems, with a 42% share in the United States. Approximately half of the company's sales come from an imaging modality called Molecular Coinci-dence Detection (MCD). MCD reduces the number of unnecessary surgeries in cancer patients by enabling physicians to make more-accurate and timely diagnoses. This technology is only one-third the cost of traditional PET scans.

The catalysts for better stock performance are twofold. First, the Heath Care Financing Administration (HCFA) recently announced Medicare reimbursement for MCD scans for lung cancer. Medicare will reimburse $1,980 per procedure versus no reimbursement in the past, accelerating the market for such machines. We also expect HCFA reimbursement to be extended to additional indications such as colorectal, head-and-neck and ovarian cancer over the next 12 months.

Second, ADAC's healthcare information systems and radiation therapy planning divisions are improving due to new product introductions and the recent divestiture of an unprofitable division. At the current price of $22.56, the stock is trading at only 13 times 1999 EPS despite an impressive 20% growth rate. We believe that the stock will trade to $30 (18 times our 1999 estimate of $1.70) once MCD sales accelerate in the second half of 1998. Our private market value estimate is $35.

Masters' Select Equity Fund Portfolio Summary
 ...............

Portfolio Composition (6/30/98)

As reflected below, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select Equity holds 76 securities, exclusive of cash equivalents.

          Large-Caps                44.5%(3)
          Mid-Caps                  17.1%(2)
          Foreign                   15.7%
          Small-Caps                13.2%(1)
          Cash and Other             8.5%
          Convertible Bonds          1.0%

(1) Market Capitalization less than $1 billion
(2) Market Capitalization greater than $1 billion and less than $5 billion
(3) Market Capitalization greater than $5 billion

Schedule of Investments as of June 30, 1998

                                              INDUSTRY                      SHARES HELD    MARKET VALUE  PORTFOLIO %
Common Stocks
--------------------------------------------------------------------------------------------------------------------
Basic Industries
--------------------------------------------------------------------------------------------------------------------
  Carter Holt Harvey Ltd.                 Forest and Paper Products          3,250,000       $2,841,112     0.70%
  Industrias Penoles S.A. de C.V.         Metals and Mining                  1,485,000        4,710,088     1.15%
--------------------------------------------------------------------------------------------------------------------
                                                                                              7,551,200     1.85%
Business Services
--------------------------------------------------------------------------------------------------------------------
  Manpower Inc.                           Temporary Labor                      135,000        3,872,813     0.95%
  Waste Management, Inc.                  Waste Disposal                       332,200       11,627,000     2.85%
  Secom Co. Ltd.                          Security Services                     85,000        4,924,061     1.21%
--------------------------------------------------------------------------------------------------------------------
                                                                                             20,423,874     5.01%
Conglomerate
--------------------------------------------------------------------------------------------------------------------
  Philips Electronics N.V.                Electronics, Software, Recording      90,000        7,650,000     1.88%

Consumer Products
--------------------------------------------------------------------------------------------------------------------
* Ann Taylor Stores Corporation           Apparel                              138,400        2,932,350     0.72%
  Dole Food Company, Inc.                 Food Processing                      110,500        5,490,469     1.34%
* Jones Apparel Group, Inc.               Apparel                              100,000        3,656,250     0.90%
  Masco Corporation                       Building Materials                    78,100        4,725,050     1.16%
  Seagram Company, Ltd.                   Beverages                            215,000        8,801,562     2.16%
  Stride Rite Corporation                 Shoes                                230,000        3,464,375     0.85%
* Suiza Foods Corporation                 Food Processing                       59,700        3,563,343     0.87%
* Tommy Hilfiger Corporation              Apparel                               27,200        1,700,000     0.42%
* Twinlab Corporation                     Nutritional Supplements              100,000        4,378,125     1.07%
--------------------------------------------------------------------------------------------------------------------
                                                                                             38,711,524     9.49%
Consumer Services
--------------------------------------------------------------------------------------------------------------------
  Applebee's International, Inc.          Restaurants                          135,000        3,024,844     0.74%
* Brinker International, Inc.             Restaurants                          116,000        2,233,000     0.55%
* Foodmaker, Inc.                         Restaurants                          170,000        2,868,750     0.70%
  McDonald's Corporation                  Restaurants                          128,600        8,873,400     2.18%
--------------------------------------------------------------------------------------------------------------------
                                                                                             16,999,994     4.17%

*Non-income producing securities.

                                              INDUSTRY                      SHARES HELD    MARKET VALUE  PORTFOLIO %
Durables
--------------------------------------------------------------------------------------------------------------------
  Buderus AG                              Boilers and Heating Systems           12,500       $6,238,737     1.53%
  General Cable Corporation               Wire and Cable                        96,300        2,780,663     0.68%
  Zero Corporation                        Electrical and Electronics           150,000        4,256,250     1.05%
--------------------------------------------------------------------------------------------------------------------
                                                                                             13,275,650     3.26%
Energy
--------------------------------------------------------------------------------------------------------------------
  Cabot Oil & Gas Corporation             Oil and Gas Exploration              125,000        2,500,000     0.61%
* Global Industries Ltd.                  Oil Well Services                    115,000        1,937,031     0.48%
  Halliburton Company                     Oil Well Services                    110,200        4,910,788     1.20%
* Harken Energy Corporation               Oil and Gas Exploration              545,000        2,622,812     0.64%
  Pogo Producing Company                  Oil and Gas Exploration              110,000        2,763,750     0.68%
  San Juan Basin Royalty Trust            Oil and Gas Leases                   635,000        4,802,187     1.18%
--------------------------------------------------------------------------------------------------------------------
                                                                                             19,536,568     4.79%
Finance
--------------------------------------------------------------------------------------------------------------------
  American Express Company                Financial Services                    59,400        6,771,600     1.66%
* Amresco Inc.                            Mortgage Banking                      79,700        2,316,281     0.57%
  BankAmerica Corporation                 Banking                               54,200        4,684,913     1.15%
  Citicorp                                Banking                               41,600        6,208,800     1.52%
  General RE Corporation                  Insurance                             35,700        9,049,950     2.22%
  Merrill Lynch & Co. Inc.                Financial Services                    71,400        6,586,650     1.61%
* Morgan Stanley Dean Witter & Co.        Financial Services                    69,600        6,359,700     1.56%
  Nichido Fire & Marine Insurance         Insurance                            925,000        4,850,112     1.19%
  Washington Mutual, Inc.                 Savings and Loan                     120,300        5,221,772     1.28%
  Wells Fargo & Co.                       Banking                               20,900        7,712,100     1.89%
--------------------------------------------------------------------------------------------------------------------
                                                                                             59,761,878    14.65%
Health Care and Pharmaceuticals
--------------------------------------------------------------------------------------------------------------------
* ADAC Laboratories                       Medical Instruments and Equip.       100,000        2,256,250     0.55%
  American Home Products Corporation      Pharmaceuticals                      115,000        5,951,250     1.46%
* Cooper Companies, Inc.                  Health Care Products                  56,100        2,044,144     0.50%
* Gilead Sciences Inc.                    Biotechnology                         70,000        2,244,375     0.55%
  Hooper Holmes Inc.                      Examination Services                  58,600        1,230,600     0.30%
  Mylan Laboratories                      Biotechnology and Drugs              117,500        3,532,344     0.87%
  Schering Plough Corporation             Pharmaceuticals                       71,300        6,532,863     1.60%
--------------------------------------------------------------------------------------------------------------------
                                                                                             23,791,826     5.83%
Hotels
--------------------------------------------------------------------------------------------------------------------
  CDL Hotels International, Limited       Hotels and Resorts                16,102,326        4,779,988     1.17%
* Host Marriott Corporation               Hotels and Resorts                   510,000        9,084,375     2.23%
--------------------------------------------------------------------------------------------------------------------
                                                                                             13,864,363     3.40%
Media
--------------------------------------------------------------------------------------------------------------------
* CBS Corporation                         Broadcasting                         174,000        5,524,500     1.35%
  Edipresse S.A.                          Publishing                            15,250        4,199,465     1.03%
* GC Companies, Inc.                      Motion Picture Theaters               62,500        3,242,188     0.79%
  Independent Press Communications, Ltd.  Newspaper Publishing                 835,000        4,062,503     1.00%
* MediaOne Group, Inc.                    Multimedia                           280,000       12,302,500     3.02%
  News Corporation Limited, ADR           Multimedia                           340,000       10,922,500     2.68%
--------------------------------------------------------------------------------------------------------------------
                                                                                             40,253,656     9.87%

*Non-income producing securities.

                                              INDUSTRY                      SHARES HELD    MARKET VALUE  PORTFOLIO %
Technology
--------------------------------------------------------------------------------------------------------------------
* Apple Computer                          Computer Hardware                    101,500       $2,914,953     0.71%
* Ciena Corporation                       Communications Equipment              95,300        6,629,306     1.62%
* Cisco Systems, Inc.                     Computer Networks                     89,050        8,200,948     2.01%
* Dell Computer Corporation               Computer Hardware                     61,900        5,743,159     1.41%
* Electro Scientific Industires Inc.      Electronic Instruments               100,000        3,165,625     0.78%
  Hewlett-Packard Company                 Computer Hardware                    104,100        6,232,988     1.53%
  International Business Machines Corp.   Computer Hardware                     56,300        6,463,944     1.58%
* NCR Corporation                         Information Services                 155,000        5,037,500     1.24%
* Novellus Systems, Inc.                  Semiconductors                        47,000        1,678,781     0.41%
* Rational Software Corporation           Software                             358,500        5,478,328     1.34%
* Rayovac Corporation                     Batteries                             73,000        1,656,188     0.41%
* Sybase, Inc.                            Software                              88,500          616,734     0.15%
  Telxon Corporation                      Computer Networks                     56,200        1,812,450     0.44%
  Texas Instruments Incorporated          Semiconductors                       208,500       12,158,156     2.98%
* UCAR International Inc.                 Electronic Instruments               336,100        9,809,919     2.41%
* USCS International Inc.                 Software                              67,500        1,409,063     0.35%
--------------------------------------------------------------------------------------------------------------------
                                                                                             79,008,042    19.37%
Telecommunications
--------------------------------------------------------------------------------------------------------------------
* Aerial Communications Inc.              Wireless Communications              300,000        1,856,250     0.45%
* WorldCom Inc.                           Communications Services              194,500        9,402,859     2.31%
--------------------------------------------------------------------------------------------------------------------
                                                                                             11,259,109     2.76%
Transportation
--------------------------------------------------------------------------------------------------------------------
  Burlington Northern Santa Fe Corp.      Railroads                             38,100        3,740,944     0.92%
* FDX Corporation                         Express Mail and Freight             160,000       10,040,000     2.46%
  Skywest, Inc.                           Airline                               25,000          700,000     0.17%
* Yellow Corporation                      Trucking                             130,000        2,421,250     0.59%
--------------------------------------------------------------------------------------------------------------------
                                                                                             16,902,194     4.14%

Total Common Stocks (cost $320,996,390)                                                     368,989,878    90.47%

Convertible Bonds                                                       PAR VALUE
--------------------------------------------------------------------------------------------------------------------
   Scandanavian Broadcasting
    Systems, S.A. @ 7.25% due 8/1/05 (cost $3,522,126)                  $3,650,000            3,964,813     0.97%
--------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
--------------------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Co. $26,126,000 at 5.1%
   (agreement dated 6/30/98; to be repurchased at
   $26,129,701 on 7/1/98; collateralized by
   $18,235,000 in U.S. Treasury Notes due 11/15/15;
   value $26,662,998) (cost $26,126,000)                                26,126,000           26,126,000    6.41%
--------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations
--------------------------------------------------------------------------------------------------------------------
   Federal National Mortgage Association Discount Note
   5.75%, 7/1/98 (cost $6,230,000)                                       6,230,000            6,230,000     1.53%
--------------------------------------------------------------------------------------------------------------------

Total Investments in Securities (cost $356,874,516)                                         405,310,691    99.38%
Cash and Other Assets                                                                         2,542,678     0.62%
--------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                           $407,853,369   100.00%
--------------------------------------------------------------------------------------------------------------------

*Non-income-producing securities.

                       See Notes to Financial Statements.

Masters' Select International Fund Review
 ...............

Over the seven-month life of Masters' Select International Fund, Europe has been the one and only place to be for international investors. While Europe experienced a huge first half, just about every other investable market in the world other than the United States and Canada was in the red. Our experience was similar. The European portion of our portfolio delivered high returns, while the remaining 20% to 25% of the portfolio struggled to stay in the black and was a drag on the Fund's performance.

Our Fund's 15% return during the first half of the year was close to, but slightly behind, its benchmarks. Since the Fund's inception on December 1, 1997, it lags its benchmarks, primarily due to emerging markets exposure.

Returns

Six months ended June 30, 1998               Since inception (December 1, 1997)
        15.00%                                       13.60%

Masters' Select International Fund
        15.90%                                       16.90%

Morgan Stanley Europe, Australasia and Far East Index
        15.80%                                       16.70%

Lipper International Fund Index


Looking forward, driven by the changing landscape, our stock pickers continue to be bullish with respect to opportunities in Europe. Company-level restructuring is the primary reason for this enthusiasm. (See the interview with Helen Young Hayes later in this report.) Of course, the move to a single currency is the paramount change at the macro level. Other macro-level changes add to the positive environment. Much of this evolution is the result of global competition that is driving a rationalization of the economy at all levels. With the need to fund pensions, stimulate entrepreneurial activity, reduce unemployment and encourage a U.S.-style "equity culture," there is reason to be optimistic about the outlook for European equity markets.

Positive change is inevitable in the rest of the world as well. As of this writing, however, much of Asia is experiencing recession. Moreover, the problems are severe enough to suggest that risks remain high. For example, in the "crisis economies," heavy corporate debts raise the issue of survival for many companies. Massive wealth destruction, high debt levels, capital flight and social stresses contribute to an overall climate that is not likely to clear for a while. Japan is a key player in how things play out, because a healthy rather than a sickly Japan constitutes a big positive swing. Unfortunately, Japan has had a bad record of following through on encouraging statements in recent years. The leadership seems to be incapable of taking the painful action needed to restore health to the banking sector (writing off bad loans). In addition, reforms to stimulate consumer demand have progressed slowly. The troubles of the rest of the region are serving as catalysts for positive change in Japan and also some of the developing countries, but the speed and magnitude of change is still in question.

Despite the uncertain outlook for Asia in the near term, the type of devastation we've seen creates buying opportunities at the stock-picking level. We'd like to remind shareholders that the Masters' Select International Fund's stock pickers have no mandate to have any exposure in Asia or any particular part of the world. Indeed, one of our managers is 100% invested in Europe. The Asian companies that are represented in your portfolio are not there because of a top-down bet on a regional recovery. Rather, they are in the portfolio because your stock pickers have found opportunities in a few select stocks of sound companies. They believe that the prices of these companies' stocks are overly depressed because of the macro environment. Though it may require some patience, the managers believe that there is unusually high appreciation potential in these holdings.

All of this big-picture rambling is offered to provide some background. But at the end of the day, this Fund, like Masters' Select Equity, is about stock picking. It will succeed or fail based on the stock-picking skills of its managers. We believe that the historic change we are seeing around the world provides a good platform for stock-picking opportunities. This is because change creates new opportunities as new stories with uncertain outcomes must be analyzed. Likewise, market and economic devastation along the lines we are seeing in Asia and some other emerging markets also creates opportunities. Regardless of the environment, this is and will be a portfolio built stock by stock. We believe that our group of stock pickers, with their research capabilities, their patient and long-term approach and their high level of confidence, is well suited for the challenge.

An Interview with
Helen Young Hayes

Helen Young Hayes manages
approximately 22.5% of the
Masters' Select International Fund.

What first attracted you to the business of stock picking?

Prior to graduating from Yale, I was recruited by a number of different companies. After interviewing with several of them, I found investment management to be the most exciting and challenging position available. So I accepted a position as a research analyst. After a few years in the industry, Janus offered me a position.

How did your involvement in foreign markets come about?

When I first arrived at Janus, they needed an analyst to follow several international stocks, and I accepted the position for a number of reasons. First, foreign investing gave me an excellent chance to hone my analytical skills. Additionally, I like to travel, and covering foreign companies allowed me to visit different regions and learn about various cultures and people.

Can you describe the key elements of your investment philosophy and how they evolved?

I have several elements that I look for in each investment, but some of the key attributes include a great management team, a strong product line and a solid business franchise. I look not only for companies with superior earnings growth potential, but I also look for strong free cash flows. More important, I want a savvy management team that understands how to use this excess capital to further improve shareholder value.

Overall, my research approach is no different than Janus's as a whole, and international investing has been a part of our culture since the company was founded in 1970. At Janus we believe that the earnings growth of individual companies ultimately determines the price of their stock. For this reason our research is geared toward fully understanding the underlying earnings potential for each investment. This process is even more critical in an international setting, because foreign markets tend to be less efficient than in the United States. There, intensive research can uncover growth opportunities that are not widely recognized by the international investment community.

What is your objective when you meet with company management? How important is this step to your overall investment process?

I believe that meeting with management face-to-face is a critical part of the research process. It gives me a chance to evaluate its strategy and goals and to see how motivated the team is to meet these objectives. These meetings also give me a chance to evaluate how competent the top levels of the company's management team actually are. Finally, it allows me to find out if management's long-term goals are aligned with mine, and to make sure that it's focused on improving shareholder value.

In recent years your returns have been among the highest in your peer group. What elements of your approach deserve the most credit for your performance?

I credit several factors for our superior performance, but the most important element is stock selection. I've remained true to my discipline by investing in companies with promising long-term earnings growth potential, and this approach has proven very rewarding.

Additionally, we've bolstered our results by recognizing a number of investment themes in the early stages of their development. One recent example is the powerful long-term effects of European corporate restructuring. Several years ago my research team and I found that many slow-growing European companies were beginning to embrace the ideas of restructuring and shareholder value. Recognizing how important these changes have been for companies here in the United States, we realized that this trend could create a very strong wave of investment possibilities across the European continent. Overall, these trends continue to be an important catalyst for future gains across Europe.

Finally, I am fortunate to have the support of a tremendous research staff. My team and I work diligently to uncover the best investment ideas, wherever they may be around the world. This hard work and excellent research has been integral to our long-term results.

As an investor who looks for opportunities in the United States and overseas, where do you currently find the most compelling opportunities (inside or outside the U.S.), assuming a reasonably long-term time horizon?

It's important to remember that I look at every investment opportunity from the bottom up, meaning I build my portfolios on a stock-by-stock basis. I will add a position only if I believe that it offers compelling long-term investment potential. That said, we continue to find a host of interesting investment ideas in Europe. As I mentioned previously, European companies are undergoing a fundamental change in how they conduct business, and this process is still several years behind their U.S. counterparts.

With respect to the overall investment climate, what are your biggest concerns?

Looking ahead, lower interest rates and modest inflation in both Europe and the United States have created a favorable climate for equities. Currently, there are some minor concerns that Asia's weakness could derail economic growth elsewhere. The chances of this appear to be minimal, however, given the benefits of restructuring and monetary convergence in Europe and the resilience of consumer spending in the

United States. I see little hope for a near-term improvement in Asia, however. The recent breakdown of the yen versus the dollar highlights the currency risks that continue to linger throughout the region. Unless the Japanese government takes steps to prop up its failing economy, a Chinese devaluation remains a significant risk for global markets. Even if the Japanese do act, there aren't many signs of improvement in Asia, and the road to recovery is sure to be long and difficult. Additionally, the shadow from the Far East has also extended across Latin America, although longer-term prospects are better there so long as market reforms continue.

You have not had any emerging markets exposure in the Masters' Select International portfolio. Should we expect to see emerging markets exposure anytime soon?

As I mentioned previously, all of my investment decisions are based on a bottom-up approach, meaning that I closely analyze each investment opportunity and select only those with the most compelling characteristics. Therefore, we've been very underexposed to Asia for quite some time, because our research has located more compelling ideas elsewhere in the world, particularly in Europe. Given how negative the investment landscape is across many emerging markets, the risk-versus-reward scenario has been raised considerably. Currently, the risk premium for all emerging markets remains high. Unless we locate some very compelling individual ideas with strong fundamentals that can overcome these regional economic hurdles, I don't anticipate adding any positions in the near term.

As you mentioned, you have captured high returns in Europe in recent years. Can you expand on your outlook for Europe?

Economic expansion continues at a robust pace in Europe, supported by corporate restructuring and lower interest rates. The approach of the Economic and Monetary Union (EMU) has supported consumer confidence, driven mergers and acquisitions, and provided companies with the economies of scale to invest in new technology.

While optimism over the strength of the European expansion remains very strong, future economic gains hinge on sound fiscal and monetary policy across the continent. At the moment, we continue to find that deregulation, consolidation, restructuring and technology are unlocking promising earnings momentum.

How do you apply your discipline when selecting stocks in the Masters' Select International "concentrated" portfolio?

I apply the same principles for the Masters' Select International Fund that I use across all my investments: I seek to maximize the potential returns for each investment and, as a result, I search for long-term ownership ideas with strong upside potential. These companies typically exemplify the traits that I look for in all my companies: great management teams, dominant business franchises, an excellent product line and strong earnings growth potential.

Masters' Select International Fund Stock Highlights
 ...............

Orbotech, Ltd., Bruce Bee
 ...............

Orbotech, Ltd., is a leading provider of machine vision and imaging solutions that increase manufacturing productivity in several industries. This Israeli company is the leading producer of automated optical inspection equipment used by the printed circuit board (PCB) industry. The company also provides inspection equipment for manufacturers of flat panel displays, and other products for the design and production of PCBs.

Orbotech systems help manufacturers increase yields by finding defects during the manufacturing process. In the circuit board industry, the numbers of layers per board increases as the width of connections decreases. These factors increase the demand for inspection equipment. In addition, the constant pressure to reduce PCB prices requires higher manufacturing yields, also driving the need for Orbotech equipment.

Although a large percentage of Orbotech sales are to PCB manufacturers in Asia, the currency devaluations there have actually reduced the overall production costs and increased manufacturers' competitive positions. As a result, many Asian manufacturers are seeing increasing orders and are generating the funds necessary to purchase capital equipment such as that manufactured by Orbotech. Although we expect some slowdown in capital equipment spending by PCB manufacturers, it is not yet apparent in Orbotech's results. Core equipment sales have grown sequentially every quarter since the third quarter of 1996, and Orbotech's quarterly sales rate has actually doubled in that time period.

Orbotech's financial position is excellent: gross profit margins approach 50%; operating margins are approximately 20%; and the company has consistently achieved a return on shareholders' equity of approximately 25%. After earning $2.52 per share in 1997, we expect Orbotech to increase EPS to $2.85 in 1998. Selling at about 12.5 times 1998 earnings, with its 65% market share and a customer base forced to increase the use of machine inspection, Orbotech represents the kind of high-tech opportunity we are always seeking.

Nokia Corporation, Dan Jaworski
 ...............

Nokia Corporation, headquartered in Finland, develops and manufactures mobile phones, networks and systems for cellular and fixed networks. The company operates in 45 countries and sells its products worldwide. It is the world's second-largest mobile phone manufacturer, with a global market share of more than 20%. Approximately 55% of the total revenues is from mobile handsets; 38% is from network infrastructure. The company's three most important markets are the United States, the United Kingdom and China, respectively. The company's fundamentals are excellent, with accelerating handset growth, massive order intake on the infrastructure side and rising operating margins. The demand for the new 6100 series phone is greater than expected, as cellular penetration worldwide continues to outpace estimates. The company's financial outlook continues to be excellent, and we expect revenue growth of 25% and EPS growth of 20%. The company has no debt, producing a return on equity of 33% and generating $1 billion of free cash flow per year.

Nokia is an excellent example of the type of high-quality, industry-leading company in which our investment philosophy leads us to invest. The stock, relative to its industry peers, is selling at a discount on both an earnings and a cash flow basis. We believe that Nokia should trade at an industry multiple on these measures due to its outstanding prospects.

Philips Electronics, Helen Young Hayes
 ...............

Based in the Netherlands, Philips is a diversified electronics conglomerate that produces semiconductors, consumer electronics, components and mobile handsets. Philips has also held a stake in the entertainment company Polygram, but recently announced plans to spin off this underperforming business line.

The underlying story behind Philips is an impressive bid to restructure itself. Its management team has followed a strategy of cost cutting and spinning off underperforming businesses, helping to boost operating income, improve free cash flow and pay down debt. Management recently announced plans to use cash flow to repurchase shares, likely in 1999 after an expected change in Dutch law. We are particularly upbeat on the sale of Polygram and the share repurchase plan, both of which underscore management's commitment to shareholder value. Furthermore, management has implemented tight internal controls while improving internal communication and financial disclosure--all of which demonstrate a greater shareholder focus.

Moving ahead, we are confident that Philips will maintain strong revenue growth, particularly with the sale of Polygram and improving conditions in its other geographies. The company continues to target double-digit growth rates, and we are confident it can meet these goals.

Cordiant Communications Group,
David Herro
 ...............

Cordiant Communications Group (CCG) is a United Kingdom-based holding company for Bates Advertising World Wide as well as other smaller marketing companies. It is currently our largest holding for our portion of Masters' Select International. We are bullish on the stock because though it has one of the highest-quality global networks (an important competitive point) in Bates World Wide, it trades at a significant discount to its peers and is inexpensively priced on an absolute basis.

CCG, being extremely strong in Europe and having one of the top networks in Asia, sells at roughly 40% of its revenue and at just over five times its total capitalization to its operating profit. Though it has been aggressively expanding profitability (in the form of its operating margin) and has recently announced a record increase in new billings, the above-value measures are significantly below its peers, which tend to sell at 1 to 1.5 times revenues and 10 to 15 times total cap-to-operating profit. CCG is a high-quality company with net cash on its balance sheet, owns 50% of one of the world's largest buyer of media (Zenith) and is particularly strong in fast-growth regions for advertising, such as Europe and Asia. We are very confident that either the market will appreciate the value embedded in this company or a competitor will. As a result of our valuation work, we think the current upside in CCG is 75%, representing one of the cheaper media plays in the world today.

MetroNet Communications, Mark Yockey
 ...............

MetroNet Communications is known as a CLEC, a competitive local exchange carrier. Targeting high-volume users in business and government, this facilities-based telecommunications company offers a faster, cheaper and higher-quality alternative to Bell Canada.

Through rapid market penetration, we expect explosive growth in revenues--up to 30% a year for the next five years. MetroNet has the first-mover advantage in this newly deregulated industry. It should benefit greatly--and quickly--from pent-up demand. Growth should also be fostered by customer concentration; about 90% of the largest 750 Canadian businesses are headquartered in just 11 Canadian cities. With its new network, MetroNet is well positioned as the highest-quality low-cost producer.

MetroNet has a very strong management team. Because of stock option incentives, this team is motivated to focus on enhancing shareholder value. At the current stock price of $28.25, we believe the stock in Metronet is selling at a substantial discount to our estimate of value.

Masters' Select International Fund Portfolio Summary

Portfolio Composition by Region
(6/30/98)
Europe .....................................................     72.9%
Latin America ..............................................      8.1%
Asia (ex-Japan) ............................................      6.4%
North America ..............................................      4.9%
Australia/New Zealand ......................................      4.0%
Japan ......................................................      2.9%
Other ......................................................      0.8%


Portfolio Composition by Asset Class
(6/30/98)
Developed Markets Large-Caps ................................    60.4%(3)
Developed Markets Small-Caps ................................    21.0%(2)
Emerging Markets ............................................    14.7%(1)
Cash and Other Short-term Investments .......................     3.9%

(1) Includes Hong Kong (3.0%) and Singapore (2.3%), which are not technically emerging markets
(2)  Market capitalization less than $800 million
(3)  Market capitalization greater than $800 million


Schedule of Investments as of June 30, 1998

                                       SECTOR/INDUSTRY                   SHARES HELD       MARKET VALUE      PORTFOLIO %

Argentina
------------------------------------------------------------------------------------------------------------------------
  Quilmes Industrial Quinsa
    Societe ADR                   Consumer Products/Beverages                80,000           $780,000          0.75%
------------------------------------------------------------------------------------------------------------------------
Australia
------------------------------------------------------------------------------------------------------------------------
  Westpac Banking Corp.           Finance/Commercial Bank                   173,000          1,057,789          1.02%
  Brambles Industries Ltd.        Transportation/Commercial Svcs.            83,300          1,638,641          1.57%
------------------------------------------------------------------------------------------------------------------------
                                                                                             2,696,430          2.59%
Austria
------------------------------------------------------------------------------------------------------------------------
  Bayerische Hypotheken-und
    Wechsel-Bank AG              Finance/Commercial Bank                    24,250          1,538,274          1.48%
------------------------------------------------------------------------------------------------------------------------

Brazil
------------------------------------------------------------------------------------------------------------------------
  Telerj Cellular S.A.            Telecom/Cellular Phone Service         23,075,000          1,372,469          1.32%
  Uniao de Bancos
    Brasileiros S.A., GDR         Finance/Commercial Bank                    54,500          1,607,750          1.55%
* Usinas Siderurgicas
    de Minas Gerais S.A.          Basic Industries/Mining                   330,000          1,683,455          1.62%
------------------------------------------------------------------------------------------------------------------------
                                                                                             4,663,674          4.49%
Canada
------------------------------------------------------------------------------------------------------------------------
* MetroNet Communications Corp.   Telecom/Telecom Services                   81,500          2,292,188          2.21%
  Royal Bank of Canada            Finance/Commercial Bank                    44,100          2,662,538          2.56%
------------------------------------------------------------------------------------------------------------------------
                                                                                             4,954,726          4.77%
Denmark
------------------------------------------------------------------------------------------------------------------------
  Sydbank A/S                     Finance/Commercial Bank                    19,000          1,059,320          1.02%
  Vest-Wood A/S                   Consumer Prod./Home Furnishings            11,500          1,121,625          1.08%
------------------------------------------------------------------------------------------------------------------------
                                                                                             2,180,945          2.10%
Finland
------------------------------------------------------------------------------------------------------------------------
  Nokia Corp., Sponsored ADR      Technology/Cellular Phones                 49,725          3,608,170          3.47%
  Nokia AB                        Technology/Cellular Phones                 18,400          1,354,558          1.30%
------------------------------------------------------------------------------------------------------------------------
                                                                                             4,962,728          4.77%

*Non-income producing securities.

                                       SECTOR/INDUSTRY                   SHARES HELD       MARKET VALUE      PORTFOLIO %

France
------------------------------------------------------------------------------------------------------------------------
  Rhone-Poulenc S.A.              Health Care/Pharmaceuticals                22,000         $1,240,882          1.19%
  Elf Aquitaine S.A.              Energy                                      9,551          1,342,830          1.29%
  Cap Gemini S.A.                 Business Svcs./Information Services         8,884          1,396,000          1.34%
  Banque Nationale de Paris       Finance/Special Purpose Bank               25,000          2,042,774          1.96%
  Alcatel Alsthom                 Telecom/Telecom Equipment                     856            174,295          0.16%
  AXA UAP                         Finance/Multiline Insurance                23,000          2,586,963          2.48%
------------------------------------------------------------------------------------------------------------------------
                                                                                             8,783,744          8.42%
Germany
------------------------------------------------------------------------------------------------------------------------
  Rinol AG                        Durables/Building & Construction           20,000            870,554          0.84%
  Porsche AG                      Transportation/Automobiles                    675          1,946,270          1.87%
------------------------------------------------------------------------------------------------------------------------
                                                                                             2,816,824          2.71%
Hong Kong
------------------------------------------------------------------------------------------------------------------------
  Giordano International Limited  Consumer Products/Clothing              3,350,000            678,820          0.66%
  Wing Hang Bank Ltd.             Finance/Commercial Bank                   546,000            729,362          0.70%
  JCG Holdings Ltd.               Finance/Diversified Financial Svcs.     6,253,000          1,735,151          1.67%
------------------------------------------------------------------------------------------------------------------------
                                                                                             3,143,333          3.03%
Ireland
------------------------------------------------------------------------------------------------------------------------
  Allied Irish Banks PLC          Finance/Banking                            88,000          1,278,322          1.23%
------------------------------------------------------------------------------------------------------------------------

Israel
------------------------------------------------------------------------------------------------------------------------
* Orbotech, Ltd.                  Technology/Software                        22,500            816,328          0.79%
------------------------------------------------------------------------------------------------------------------------

Italy
------------------------------------------------------------------------------------------------------------------------
  Telecom Italia SpA              Telecom/Telecom Services                  230,000          1,693,851          1.63%
  FILA Holdings ADR               Consumer Prod./Athletic Footwear          138,800          2,082,000          2.00%
------------------------------------------------------------------------------------------------------------------------
                                                                                             3,775,851          3.63%
Japan
------------------------------------------------------------------------------------------------------------------------
  Sony Corporation                Technology/Electronics                      5,700            490,556          0.47%
  Amway Japan                     Cons. Prod./Multilevel Direct Selling      84,000            893,035          0.86%
  Enix Corporation                Consumer Products/Appliances               75,700          1,478,195          1.43%
------------------------------------------------------------------------------------------------------------------------
                                                                                             2,861,786          2.76%
Korea
------------------------------------------------------------------------------------------------------------------------
  Woong Jin Publishing Company    Media/Publishing                          105,000            837,400          0.81%
------------------------------------------------------------------------------------------------------------------------

Mexico
------------------------------------------------------------------------------------------------------------------------
  Panamerican Beverages, Inc.     Consumer Products/Beverages                84,500          2,656,469          2.56%
------------------------------------------------------------------------------------------------------------------------

Netherlands
------------------------------------------------------------------------------------------------------------------------
  Van Melle N.V.                  Consumer Products/Food                     13,300            958,529          0.93%
  Wolters Kluwer N.V.             Media/Publishing                            9,769          1,341,781          1.29%
  European Vinyls Corporation     Basic Industries/Chemicals                 86,300          1,507,145          1.45%
  Philips Electronics N.V.        Technology/Electronics                     26,429          2,223,273          2.14%
  KLM Royal Dutch Airlines N.V.   Transportation/Airlines                    58,000          2,356,807          2.26%
------------------------------------------------------------------------------------------------------------------------
                                                                                             8,387,535          8.07%
New Zealand
------------------------------------------------------------------------------------------------------------------------
  Fernz Corporation Limited       Basic Industries/Chemicals                565,000          1,264,191          1.22%
------------------------------------------------------------------------------------------------------------------------

Norway
------------------------------------------------------------------------------------------------------------------------
* Norsk Lotteridrift ASA          Consumer Svcs./Leisure & Gaming           215,000            729,337          0.70%
------------------------------------------------------------------------------------------------------------------------

*Non-income producing securities

                                       SECTOR/INDUSTRY                   SHARES HELD       MARKET VALUE      PORTFOLIO %

Portugal
------------------------------------------------------------------------------------------------------------------------
  Investec-Consultoria
    Internacional S.A.            Media/Publishing                           19,975           $919,651          0.88%
------------------------------------------------------------------------------------------------------------------------

Singapore
------------------------------------------------------------------------------------------------------------------------
  Electronic Resources Ltd.       Technology/Electronics                  1,250,000            853,116          0.82%
  Mandarin Oriental
    International Limited         Hotels                                  2,690,000          1,533,300          1.47%
------------------------------------------------------------------------------------------------------------------------
                                                                                             2,386,416          2.29%
Sweden
------------------------------------------------------------------------------------------------------------------------
  Electrolux AB                   Consumer Products/Appliances              200,150          3,550,806          3.41%
  Assa Abloy AB                   Basic Industries/Metal Processors          41,515          1,631,764          1.57%
------------------------------------------------------------------------------------------------------------------------
                                                                                             5,182,570          4.98%
Switzerland
------------------------------------------------------------------------------------------------------------------------
  Stratec Holding AG              Health Care/Medical Instruments               565            794,724          0.76%
  PubliGroupe S.A.                Business Svcs./Advertising Sales            2,800            869,048          0.84%
  Credit Suisse                   Finance/Commercial Bank                     5,800          1,292,676          1.24%
  Novartis                        Health Care/Pharmaceuticals                 3,209          5,348,686          5.14%
  UBS AG                          Finance/Commercial Bank                     6,000          2,234,696          2.15%
------------------------------------------------------------------------------------------------------------------------
                                                                                            10,539,830         10.13%
United Kingdom
------------------------------------------------------------------------------------------------------------------------
  Victrex PLC                     Basic Industries/Chemicals                230,000            768,062          0.74%
  JBA Holdings PLC                Technology/Software                        95,000            983,453          0.95%
  Zeneca Group PLC                Health Care/Pharmaceuticals                26,000          1,116,562          1.07%
  Lloyds TSB Group PLC            Finance/Money Centre Bank                  85,258          1,193,649          1.15%
  Cadbury Schweppes PLC           Consumer Products/Beverages                80,000          1,238,917          1.19%
  Whitbread PLC                   Consumer Prod./Brewing & Leisure           80,000          1,295,687          1.25%
* Saatchi & Saatchi PLC           Business Svcs./Advertising Services       490,000          1,358,134          1.31%
  General Electric Company PLC    Durables/Manufacturing                    200,000          1,724,800          1.66%
  Capita Group PLC                Business Svcs./Computer Services          199,731          1,724,981          1.66%
  Cable & Wireless PLC            Telecom/Cellular & Cable                  172,400          1,747,288          1.68%
  Rentokil Initial PLC            Business Svcs./Consumer Services          252,416          1,816,488          1.75%
  Siebe PLC                       Durables/Manufacturing                     98,844          1,975,527          1.90%
  Tomkins PLC                     Business Svcs./Diversified Operations     375,000          2,036,512          1.96%
  Cordiant Communications Group   Business Svcs./Advertising Services     1,236,000          2,734,468          2.63%
------------------------------------------------------------------------------------------------------------------------
                                                                                            21,714,528         20.90%

Total Common Stocks (cost $94,943,444)                                                      99,870,892         96.06%

Repurchase Agreements                                                    PAR VALUE
------------------------------------------------------------------------------------------------------------------------
  State Street Bank and Trust Co. $2,461,000 at 5.1%
    (agreement dated 6/30/98; to be
    repurchased at $2,461,349 on 7/1/98;
    collateralized by $1,725,000 in U.S. Treasury Notes
    due 11/15/15; value $2,522,274) (cost $2,461,000)                    $2,461,000         2,461,000           2.37%
------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations
------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Bank Mortgage
   Discount Note 5.85%, 7/1/98 (cost $1,500,000)                          1,500,000         1,500,000           1.44%

------------------------------------------------------------------------------------------------------------------------

Total Investments in Securities (cost $98,904,444)                                        103,831,892          99.87%

Cash and Other Assets                                                                         133,721           0.13%

------------------------------------------------------------------------------------------------------------------------
Total                                                                                    $103,965,613         100.00%
------------------------------------------------------------------------------------------------------------------------

*Non-income-producing securities.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities--June 30, 1998 (Unaudited)

                                                                EQUITY FUND          INTERNATIONAL FUND
Assets
-------------------------------------------------------------------------------------------------------
         Investments in securities at market value
           (cost of $356,874,516 and $98,904,444)              $405,310,691                $103,831,892
         Cash                                                        44,868                          --
         Foreign currencies at value                                104,125                      21,453
         Receivables:
            Fund shares sold                                      1,061,798                     190,654
            Income receivable                                       418,475                     263,932
            Investment securities sold                            6,385,814                     479,470
         Unrealized gain on forward exchange contracts              727,767                          --
         Deferred organizational costs                               73,188                      33,514
         Prepaid expenses                                            70,091                      29,594
         ----------------------------------------------------------------------------------------------
         Total assets                                           414,196,817                 104,850,509


Liabilities
-------------------------------------------------------------------------------------------------------
         Payables:
            Cash overdraft                                               --                     245,349
            Fund shares repurchased                                 433,073                      51,329
            Investment securities purchased                       5,456,561                     457,716
            Investment advisory fees                                356,781                      83,671
         Accrued expenses                                            97,033                      46,831
         ----------------------------------------------------------------------------------------------
         Total liabilities                                        6,343,448                     884,896


Net Assets                                                     $407,853,369                $103,965,613
-------------------------------------------------------------------------------------------------------


Composition of Net Assets
-------------------------------------------------------------------------------------------------------
         Paid-in capital                                       $338,143,653                $ 95,928,602
         Undistributed net investment income                        239,882                     639,128
         Accumulated net realized gains                          20,303,749                   2,470,231
         Net unrealized appreciation                             49,166,085                   4,927,652
         ----------------------------------------------------------------------------------------------


Net Assets                                                     $407,853,369                $103,965,613
-------------------------------------------------------------------------------------------------------

         Number of shares, $0.01 par value, issued
            and outstanding (unlimited shares authorized)        30,180,607                   9,151,889
         ----------------------------------------------------------------------------------------------

Net Asset Value per Share                                      $      13.51                $      11.36
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Operations--For the period January 1, 1998 to June 30, 1998 (Unaudited)

                                                                EQUITY FUND          INTERNATIONAL FUND
Investment Income
-------------------------------------------------------------------------------------------------------
        Income
           Dividend income
              (net of foreign taxes of $91,653 and $114,624)     $1,823,523                  $1,098,795
           Interest income                                          887,859                     160,811
        -----------------------------------------------------------------------------------------------
        Total income                                              2,711,382                   1,259,606

        Expenses
           Advisory fees                                          1,973,234                     445,573
           Transfer agent fees                                      127,280                      44,631
           Custodian fees                                           102,189                      97,744
           Administration fees                                       90,832                      20,256
           Registration fees                                         69,397                       9,224
           Shareholder reporting fees                                18,442                       9,917
           Legal fees                                                 5,980                       2,480
           Trustees fees                                              9,914                       3,720
           Insurance fees                                            24,623                       1,537
           Amortization of deferred organizational costs             10,570                       3,745
           Miscellaneous expenses                                    21,238                       5,611
           Audit fees                                                19,830                       5,951
        -----------------------------------------------------------------------------------------------
        Total expenses                                            2,473,529                     650,389

        Less: waiver and expenses paid indirectly                     2,029                      29,911
        -----------------------------------------------------------------------------------------------
        Net expenses                                              2,471,500                     620,478
        -----------------------------------------------------------------------------------------------
        Net investment income                                       239,882                     639,128

Realized and Unrealized Gains (Losses)
-------------------------------------------------------------------------------------------------------
        Net realized gain (loss):
           Investments                                           19,242,764                   2,589,824
           Foreign currency transactions                            935,493                    (119,593)
        -----------------------------------------------------------------------------------------------
              Net realized gain                                  20,178,257                   2,470,231

        Net unrealized appreciation (depreciation) on:
           Investments                                           25,393,725                   5,354,111
           Foreign currency transactions                            (19,550)                        306
        -----------------------------------------------------------------------------------------------
              Net unrealized appreciation                        25,374,175                   5,354,417
        -----------------------------------------------------------------------------------------------
        Net realized and unrealized gains                        45,552,432                   7,824,648

Net increase in net assets resulting from operations            $45,792,314                  $8,463,776
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets--Equity Fund

                                                             For the period from     For the period from
                                                             January  1, 1998 to     January  1, 1997 to
                                                                June 30, 1998*         December 31, 1997
Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------------------------------
        Operations:
           Net investment income                                        $239,882                $243,648
           Net realized gain (loss)                                   20,178,257              23,912,283
           Net unrealized appreciation (depreciation)                 25,374,175              23,791,910
        ------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets from operations         45,792,314              47,947,841

        Distributions to shareholders:
           From net investment income                                         --                (243,648)
           From net realized gains                                            --             (23,786,791)
        ------------------------------------------------------------------------------------------------
        Total distributions                                                   --             (24,030,439)

        Fund share transactions:
           Proceeds from shares sold                                  98,566,228             279,009,548
           Net asset value of shares issued
              on reinvestment of distributions                                --              23,567,971
           Cost of shares redeemed                                   (33,380,984)            (29,719,110)
        ------------------------------------------------------------------------------------------------
        Net increase from Fund share transactions                     65,185,244             272,858,409
        ------------------------------------------------------------------------------------------------
        Net increase in net assets                                   110,977,558             296,775,811


Net Assets
--------------------------------------------------------------------------------------------------------
        Beginning of period                                          296,875,811                 100,000
        ------------------------------------------------------------------------------------------------
        End of period                                               $407,853,369            $296,875,811
        ------------------------------------------------------------------------------------------------

Change in Shares
--------------------------------------------------------------------------------------------------------
        Shares sold                                                    7,707,941              25,633,556
        Shares issued on reinvestment of distributions                        --               1,962,362
        Shares redeemed                                               (2,590,756)             (2,542,496)
        ------------------------------------------------------------------------------------------------
        Net increase in shares                                         5,117,185              25,053,422
        ------------------------------------------------------------------------------------------------

*Unaudited
                       See Notes to Financial Statements.

Statements of Changes in Net Assets--International Fund

                                                               For the period from    For the period from
                                                                January 1, 1998 to   December 1, 1997+ to
                                                                    June 30, 1998*      December 31, 1997
Increase (Decrease) in Net Assets
---------------------------------------------------------------------------------------------------------
        Operations:
           Net investment income                                       $639,128                  $14,157
           Net realized gain (loss)                                   2,470,231                  (26,104)
           Net unrealized appreciation (depreciation)                 5,354,417                 (426,765)
        -------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets from operations         8,463,776                 (438,712)

        Distributions to shareholders:
           From net investment income                                        --                       --
           From net realized gains                                           --                       --
        -------------------------------------------------------------------------------------------------
        Total distributions                                                  --                       --

        Fund share transactions:
           Proceeds from shares sold                                 53,330,288               46,890,251
           Net asset value of shares issued                                  --                       --
              on reinvestment of distributions
           Cost of shares redeemed                                   (3,762,615)                (517,375)
        -------------------------------------------------------------------------------------------------
        Net increase from Fund share transactions                    49,567,673               46,372,876
        -------------------------------------------------------------------------------------------------
        Net increase in net assets                                   58,031,449               45,934,164

Net Assets
---------------------------------------------------------------------------------------------------------
        Beginning of period                                          45,934,164                       --
        -------------------------------------------------------------------------------------------------
        End of period                                              $103,965,613              $45,934,164
        -------------------------------------------------------------------------------------------------

Change in Shares
---------------------------------------------------------------------------------------------------------
        Shares sold                                                   4,837,840                4,700,772
        Shares issued on reinvestment of distributions                       --                       --
        Shares redeemed                                                (334,181)                 (52,542)
        -------------------------------------------------------------------------------------------------
        Net increase in shares                                        4,503,659                4,648,230
        -------------------------------------------------------------------------------------------------

*Unaudited.
+The Masters'  Select  International  Fund  commenced  operations on December 1,
 1997.

                       See Notes to Financial Statements.

Financial Highlights--For a share outstanding throughout the period

                                                              EQUITY FUND                     INTERNATIONAL FUND
                                                       For the           For the          For the            For the
                                                     period from       period from      period from        period from
                                                      1/1/98 to         1/1/97 to         1/1/98 to         12/1/97** to
                                                       6/30/98*         12/31/97          6/30/98*            12/31/97

Net asset value, beginning of period                    $11.84            $10.00             $9.88             $10.00
                                                 ------------------------------------------------------------------------
Income from investment operations
   Net investment income                                  0.01              0.03              0.07              --
   Net realized and unrealized gain                       1.66              2.90              1.41              (0.12)
                                                 ------------------------------------------------------------------------
Total from investment operations                          1.67              2.93              1.48              (0.12)
                                                 ------------------------------------------------------------------------
Less distributions
   From net investment income                            --                (0.03)            --                 --
   From net realized gains                               --                (1.06)            --                 --
                                                 ------------------------------------------------------------------------
Total distributions                                      --                (1.09)            --                 --
                                                 ------------------------------------------------------------------------
Net asset value, end of period                          $13.51            $11.84            $11.36              $9.88
                                                 ------------------------------------------------------------------------

Total return                                             14.10%            29.11%            14.98%             (1.20%)
                                                 ------------------------------------------------------------------------

Net assets at end of period (in 000's)                $407,853          $296,876          $103,966            $45,934
                                                 ------------------------------------------------------------------------
Ratio of expenses to average net assets
   (net of waiver)                                        1.37%+            1.47%             1.54%+             1.77%+
                                                 ------------------------------------------------------------------------
Ratio of expenses to average net assets
   (before waiver and expenses paid indirectly)           1.37%+            1.47%             1.60%+             1.77%+
                                                 ------------------------------------------------------------------------
Ratio of net investment income to
   average net assets
   (net of waiver and expenses paid indirectly)           0.13%+            0.12%             1.57%+             0.42%+
                                                 ------------------------------------------------------------------------
Portfolio turnover rate                                  45.48%           145.11%            22.81%              0.00%
                                                 ------------------------------------------------------------------------

The Masters' Select Equity Fund commenced operations on December 31, 1996.
*    Unaudited.
** The Masters' Select International Fund commenced operations on December 1, 1997.
+    Annualized.

                       See Notes to Financial Statements.

Notes to Financial Statements
 ...............

1.       Organization

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of two separate series: the Masters' Select Equity Fund and the Masters' Select International Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international stock pickers. (portfolio managers)

2.       Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation--Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Foreign Currency Translation--The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts--The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies at specific future dates and at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

Federal Income Taxes--The Funds intends to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs--Organization costs are amortized on a straight line basis over a period of sixty months commencing with a Funds' operations.

Distributions--Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Other--Under terms of the Trust's Custodial Agreement, the Funds may earn credits, based on custody cash balances, to be applied to custodian fees. For the six months ended June 30, 1998, said credits were $2,029 and $5,218 for the Masters' Select Equity Fund and Masters' Select International Fund, respectively.

3.       Management Fees and Transactions with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the agreement, the Trust pays a fee to the Advisor equal to 1.10% of the average daily net assets of the Masters' Select Equity Fund and Masters' Select International Fund. Effective April 1, 1998, the Advisor has voluntarily waived 0.10% of the portion of its fee calculated on the average daily net assets of the Masters' Select International Fund. The Advisor has agreed to reimburse the Trust for any ordinary operating expenses above 1.75% and 1.95% of the Masters' Select Equity Fund and Masters' Select International Fund average net assets, respectively. The Advisor reserves the right to be repaid by a Fund if expenses subsequently fall below the specified limit in future years. These expense limitation arrangements may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of the next $150 million, 0.025% of the next 250 million and 0.0125% thereafter, subject to a minimum fee of $40,000.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

4.       Purchases and Sales of Securities
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended June 30, 1998, were as follows:

                                             EQUITY        INTERNATIONAL
                                              FUND             FUND
--------------------------------------------------------------------------------
Purchases                                 $202,131,936      $66,441,746

Sales                                      147,708,754       16,489,903
--------------------------------------------------------------------------------

At June 30, 1998, the aggregate unrealized appreciation and depreciation of portfolio securities based on cost for federal income tax purposes, was as follows:

                                               EQUITY        INTERNATIONAL
                                                FUND             FUND
--------------------------------------------------------------------------------
Total tax cost                              $356,891,859      $98,904,444

Gross Unrealized Appreciation                 63,180,293       11,324,680

Gross Unrealized Depreciation                 14,761,461        6,397,232
--------------------------------------------------------------------------------
Net Unrealized Appreciation                  $48,418,832       $4,927,448
--------------------------------------------------------------------------------

5.       Off-Balance-Sheet Risk

The Funds have been parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract. At June 30, 1998, the Masters' Select Equity Fund had the following forward exchange contracts outstanding:

Masters' Select Equity Fund
                                      IN EXCHANGE FOR   SETTLEMENT   GAIN (LOSS)
                                                           DATE
Contracts to Sell
--------------------------------------------------------------------------------
     2,682,000   Swiss Francs     U.S. $   1,868,671      9/10/98    $  89,018
     1,046,000   Swiss Francs                720,622     12/23/98       19,186
     5,968,500   Deutsche Marks            3,329,426      9/17/98       10,520
     1,099,000   Deutsche Marks              612,564     12/17/98       (1,651)
   701,333,000   Japanese Yen              5,621,046      9/29/98      481,924
   122,044,000   Japanese Yen                906,419     12/24/98          681
     5,008,000   New Zealand Dollars       2,713,334      10/6/98      128,089
--------------------------------------------------------------------------------
                                                                      $727,767
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Litman/Gregory Fund Advisors, LLC                                                                              Presorted First Class
---------------------------------                                                                              US Postage
4 Orinda Way, Suite 230-D                                                                                      PAID
Orinda, CA 94563                                                                                               Permit #3729
                                                                                                               Oakland, CA













 ...............
This  report  is   authorized   for  use  when  preceded  or
accompanied by a prospectus  for the Masters'  Select Funds.
Read it carefully before investing.  Past performance is not a guarantee of future results.  Share price and returns will fluctuate,  and  investors may have a gain or loss when they redeem  shares.  Statements  and other  information  in this report are dated and are  subject to change.  Litman/Gregory
Fund  Advisors  has ultimate  responsibility  for the Funds'
performance  due  to  its   responsibility  to  oversee  its
investment managers and recommend their hiring,  termination and replacement. First Fund Distributors,  Inc., Phoenix, AZ
85018.

------------------------------------------------------------------------------------------------------------------------------------